Exhibit 10.35

LOCK-UP AGREEMENT

August __, 2009

Broadband Capital Management LLC
712 Fifth Avenue, 22nd Floor
New York, NY 10019

Re:           Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the initial public offering (the “Offering”) by Lihua International, Inc., a Delaware corporation (the “Company”) of shares of the Company’s common stock, $0.0001 par value (the “Common Stock”).  The Offering shall be governed by that certain Underwriting Agreement to be dated as of the effective date of the Offering (the “Underwriting Agreement”), by and among the Company, the Selling Stockholder, Broadband Capital Management LLC (“Broadband”) and Rodman & Renshaw, LLC (collectively with Broadband, the “Representatives”), as representative of the several underwriters named therein. Any capitalized terms not defined herein shall have the same meaning as set forth in the Underwriting Agreement.

1.           (a)           In order to induce the Representatives to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Broadband during the period commencing from the effective date of the Offering (“Effective Date”) until the conclusion of the 180th day following the Effective Date (the “Lock-Up Period”), the undersigned: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose (each a “Transfer”) of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided that the foregoing shall not apply to Relevant Securities acquired by the undersigned in the Offering or Relevant Securities acquired by the undersigned in the after market after the Effective Date.  As used herein, the term “Relevant Security” means any shares of Common Stock, Warrant to purchase Common Stock or other security of the Company or any subsidiary of the Company thereof that is convertible into, or exercisable or exchangeable for Common Stock or equity securities of the Company, that are owned by the undersigned on the Effective Date.

2.           If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

3.           The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities, if such transfer would constitute a violation or breach of this Agreement.

4.           The undersigned hereby further agrees that, without the prior written consent of Broadband, which consent shall not be unreasonably withheld, during the Lock-Up Period the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

5.           The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

6.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.  Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.